Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Black Tusk Minerals Inc. (the “Company”) on Form 10-Q for the nine months ended February 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gavin Roy, President (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2009	By:	//s// “Gavin Roy”

Gavin Roy

President (Principal Executive Officer)